UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 30, 2021
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 REGULATION FD

On January 3, 2022, Envista Holdings Corporation (the "Company") issued a press release announcing the closing of the previously disclosed divestiture of its KaVo dental treatment unit and instrument business (the "KaVo Treatment Unit and Instrument Business"). A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information included or incorporated by reference in this Item 7.01 is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

On December 31, 2021, pursuant to the previously disclosed master sale and purchase agreement (the "Purchase Agreement"), dated September 7, 2021, by and among the Company, planmeca Verwaltungs GmbH, Germany ("Planmeca"), and Planmeca Oy, a privately-held Finnish company, as guarantor, the Company closed the divestiture of its KaVo Treatment Unit and Instrument Business (the "Divestiture"). In connection with the Divestiture, Planmeca paid $317.3 million in cash at closing, which remains subject to certain adjustments. The Company expects to receive an earnout payment of $30 million in the first quarter of 2022, plus an estimated $36.2 million in adjustments under the Purchase Agreement in the second quarter of 2022.

On December 30, 2021, the Company entered into an amendment to the Purchase Agreement (the "Amendment"), providing that the transfer of assets in Russia, China and Brazil (the "Relevant Jurisdictions") will be deferred until the purchaser has formed entities for such transfer of assets in each such Relevant Jurisdiction and the applicable asset transfer agreement can be executed and consummated (each such asset transfer, a "Deferred Local Closing"). Except for the implementation of the Deferred Local Closings and related matters regarding the assets in the Relevant Jurisdictions, the provisions, terms and conditions of the Purchase Agreement are not materially amended by the Amendment. The Amendment did not alter the preliminary purchase price that Planmeca paid to the Company upon the closing of the Divestiture.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment which will be filed by the Company with the Company's Annual Report on Form 10-K for the year ended December 31, 2021. The disclosure set forth in this Item 8.01 is qualified in its entirety by reference to the Amendment and to the Purchase Agreement, which is filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 3, 2021, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: January 3, 2022	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer